UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 23, 2009

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-9115	25-0644320
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Two NorthShore Center, Pittsburgh, PA                                                                                                           15212-5851
(Address of principal executive offices)                                                                                                           (Zip Code)

Registrant's telephone number, including area code:                                                                                                           (412) 442-8200

Item 8.01 Other Events

On March 23, 2009, Matthews International Corporation issued a press release announcing an update to the Company’s earnings guidance for the year ending September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release, dated March 23, 2009, issued by Matthews International Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By  Steven F. Nicola

Steven F. Nicola
Chief Financial Officer,
Secretary and Treasurer

Date: March 23, 2009